3Q 2019 Financial Highlights October 18, 2019 (NYSE: STT)

Preface and Forward-looking Statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its third quarter 2019 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at http://investors.statestreet.com, and is incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information. 2

3Q19 highlights

All comparisons are to corresponding prior year periods unless noted otherwise

Financial performance	• Total revenue of **$2.9B** – Down (3)% YoY primarily driven by challenging industry conditions, partially offset by CRD revenue – Up 1% QoQ primarily driven by improved servicing fees, FX trading, and better NII • Underlying expenses excluding CRD in 3Q19 and 3Q19YTD down (1)% and (2)%, respectively[A] • EPS of $1.42; **$1.51** excluding notable items[A]
Business metrics	• AUC/A of **$32.9T,** with servicing wins of **$1.0T** and new business yet to be installed of **$1.2T** at quarter-end[1] • AUM of **~$3T** at quarter-end, with net inflows of **$13B**[1] – Record quarter AUM reflects higher end of period market levels and strong performance in cash and ETFs • Continued momentum in CRD – Strong front-to-back pipeline including a mix of deal sizes and functionality
Efficiency and capital	• **Expense initiatives** on track to achieve FY2019 underlying cost reduction of 1.5% – Expense savings of **~$275M** achieved YTD; on track to generate total in-year savings of **~$400M**[2] – Fundamental reassessment of technology cost structure underway with early actions implemented • **Strong capital ratios** while generating increased returns to shareholders – Returned **~$690M** to shareholders, including **$500M** of common stock repurchases[3]

[A] EPS excluding notable items and underlying expenses excluding CRD are non-GAAP measures; Underlying expenses excluding CRD are calculated as expenses less notable items and CRD-related expenses; refer to the Appendix for explanations and reconciliations of our non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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Summary of 3Q19 results

($M, except EPS data, or where otherwise noted)	Quarters[4] 3Q18	2Q19	3Q19	% Δ 3Q18	% Δ 2Q19
Revenue:					
Servicing fees	$1,333	$1,252	$1,272	(5)%	2%
Management fees	474	441	445	(6)	1
Foreign exchange trading services	288	273	284	(1)	4
Securities finance	128	126	116	(9)	(8)
Processing fees and other	95	168	142	49	(15)
Total fee revenue	2,318	2,260	2,259	(3)	-
Net interest income	672	613	644	(4)	5
Total revenue	**$2,989**	**$2,873**	**$2,903**	**(3)%**	**1%**
Total expenses	**$2,091**	**$2,154**	**$2,180**	**4%**	**1%**
Net income	**$764**	**$587**	**$583**	**(24)%**	**(1)%**
Diluted earnings per share	**$1.87**	**$1.42**	**$1.42**	**(24)%**	**-**
Return on average common equity	**14.0%**	**10.1%**	**9.7%**	**(4.3)%pts**	**(0.4)%pts**
Pre-tax margin	**29.9%**	**25.0%**	**24.8%**	**(5.1)%pts**	**(0.2)%pts**
Memo, ex-notable items (non-GAAP)[A]:					
Total underlying expenses	$2,091	$2,142	$2,135	2%	(0)%
Net income available to common shareholders	$708	$546	$561	(21)%	3%
EPS	$1.87	$1.45	$1.51	(19)%	4%
Pre-tax margin	29.9%	25.4%	26.4%	(3.5)%pts	1.0%pts

Notable items

($M, except EPS data)	3Q18	2Q19	3Q19
Acquisition and restructuring costs[B]	-	$12	$27
Legal and related costs	-	-	18
Total notable items (pre-tax)	**-**	**$12**	**$45**
EPS Impact	**-**	**$(0.03)**	**$(0.09)**

[A] This is a non-GAAP presentation; quarterly underlying expenses, as presented, are calculated as expenses less notable items; Underlying expenses include CRD-related expenses beginning on 4Q18; In comparison to 3Q18, underlying expense can further exclude CRD-related expenses; this is a non-GAAP presentation; refer to the Appendix for a reconciliation of underlying to GAAP expenses and further explanations of non-GAAP measures. [B] Acquisition and restructuring costs of $12M and $27M in 2Q19 and 3Q19, respectively, mainly related to CRD

Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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AUC/A and AUM levels reflect higher end of period market levels and client net inflows

AUC/A and AUM[A]

AUC/A ($T, as of period-end)



+0.4%
-3%
$34.0
$32.8
$32.9
3Q18
2Q19
3Q19

AUM ($B, as of period-end)



+1%
+5%
$ 2,810
$ 2,918
$ 2,953
3Q18
2Q19
3Q19

- **(3)% decrease from 3Q18 primarily driven by:**
  - A previously announced client transition, partially offset by higher end of period fixed income market levels
- **Up from 2Q19:**
  - Higher end of period market levels and client flows offset by a previously announced client transition
- **5% increase from 3Q18 reflecting:**
  - Higher end of period market levels and net inflows
- **1% increase from 2Q19 primarily due to:**
  - Higher end of period market levels and net inflows from cash and ETF, partially offset by institutional

Market indices[5]

(% change)		3Q19 vs 3Q18	3Q19 vs 2Q19
S&P 500	EOP	2%	1%
	Daily Avg	4	3
MSCI EAFE	EOP	(4)	(2)
	Daily Avg	(4)	(0)
MSCI EM	EOP	(4)	(5)
	Daily Avg	(4)	(3)
Barclays Global Agg	EOP	8	1

Industry flows

($B)	Total flows 3Q18	Total flows 2Q19	Total flows 3Q19
North America[6]	$73	$163	$263
Europe[7]	(38)	29	132

[A] Changes to AUC/A and AUM also reflect FX translation.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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Revenue: Servicing fee performance reflects signs of moderating fee pressure and new business wins

Total revenue and Servicing fees
($M)



+1%
-3%,
-2% ex FXA
Total revenue
2,989
$2,873
2,903
Servicing fees
1,333
$1,252
1,272
Mgmt fees, Markets and Proc. & other8
NII
3Q18
2Q19
3Q19
YoY -5%,
-3% ex FX
QoQ +2%
Servicing fees
Other revenue

Servicing fees performance

3Q19 Servicing fees of $1,272M down (5)% YoY, but up 2% QoQ

- Down (5)% YoY, or (3)% ex FX, primarily driven by[A]:
  - Challenging industry conditions including fee pressure
- Up 2% QoQ due to:
  - Higher average market levels
  - Higher net new business
- Continued strong pipeline of front-to-back deal activity
- Total revenue and servicing fees were negatively impacted by FX translation when compared to 3Q18 by $33M and $21M, respectively[A]

AUC/A sales performance indicators

	3Q18	2Q19	3Q19
AUC/A wins ($B)	$302	$390	**$1,031**
AUC/A to be installed ($B)	465	575	**1,165**

[A] Total revenue and Servicing fees ex FX are non-GAAP measures. Total revenue and servicing fees were negatively impacted by FX translation when compared to 2Q19 by $12M and $6M, respectively. Refer to the Appendix for explanations of our non-GAAP financial measures.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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Revenue: Management Fees, Markets and Processing & other revenue impacted by market levels and FX volatility

Management fees, Markets and other revenue[A]
($M)



Total revenue
$2,989
$2,873
$2,903
Servicing fees
Mgmt. fees, Markets and Proc. & other[8]
$474
$288
$128
$985
$95
$441
$273
$126
$168
$1,008
$142
$445
$284
$116
YoY flat
QoQ -2%
$987
NII
3Q18
2Q19
3Q19
Mgmt. fees
FX trading[9]
Sec. Finance
Proc. & Other
Other

3Q19 performance

Management fees, Markets and Processing & other revenue of $987M flat YoY and down (2)% QoQ

- **Management fees of $445M**
  - Down (6)% YoY primarily reflecting the run rate impact of late 2018 outflows and mix changes away from higher fee products, partially offset by higher average U.S. equity market levels
  - Up 1% QoQ largely driven by higher average U.S. equity market levels, day count and inflows
- **FX trading services of $284M[B]**
  - Down (1)% YoY mainly reflecting lower market volatility
  - Up 4% QoQ primarily due to higher market volatility and FX volumes
- **Securities finance of $116M**
  - Down (9)% YoY largely reflecting 2H18 balance sheet repositioning efforts
  - Down (8)% QoQ mainly due to the absence of 2Q19 seasonal activity
- **Processing fees and other of $142M[B]**
  - Up YoY largely reflecting $77M contribution from CRD, partially offset by lower tax advantaged investments and market-related adjustments
  - Down (15)% QoQ primarily driven by market-related adjustments and lower CRD revenue due to timing of new business and renewals

[A] Management fees, Markets and Processing & Other revenue was negatively impacted by FX translation when compared to 3Q18 and 2Q19 by $8M and $4M, respectively.
[B] For 3Q19, on a consolidated basis, CRD contributed $81M, including $77M in Processing fees and other revenue and $4M in FX trading services. Refer to endnote 10 for further details.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Advancing our front-to-back strategy

CRD financial performance

3Q19 select metrics (Standalone, $M)

CRD standalone financials[11]	2Q19	3Q19
Revenue[A]	$91	$85
Operating expenses	46	56
Pre-tax income	45	29
New bookings[12]	31	5
STT expenses related to CRD		
Amortization costs	17	17
Acquisition and restructuring costs[B]	12	27

Continued strong client engagement

	Active discussions with clients[C]				
	STT & CRD	**STT Only**	**CRD Only**	**New Prospect**	**Total**
Clients engaged (#)[13]	68	47	5	9	**129**
Assets (~$T)[14]	33	7	< 1	< 1	**~41T**

Business growth and synergy milestones[15]

- Confident in achieving both revenue and expense synergy targets
- Enhancing platform economics:
  - Expanded suite of open architecture strategic alliances across fixed income, equities, multi-asset class and risk analytics solutions providers
- Expanding Global Markets synergies
  - Co-marketing liquidity, FX and securities lending products to CRD clients
  - Incorporating Global Markets execution capabilities within CRD

Client momentum[1]

- Strong front-to-back pipeline, including a mix of deal sizes and functionality
- Actively marketing two types of offerings:
  - Front-to-Back deals: CRD & STT services brought together in a strong value proposition
  - Fully interoperable deals: STT is a leading connector to third party providers

[A] For 3Q19, CRD standalone revenue of $85M includes $77M in processing fees and other revenue, $4M of fees associated with affiliates, including SSGA, which is eliminated in consolidation for financial reporting purposes, and $4M in FX trading services. Refer to endnote 10 for further details. [B] Acquisition and restructuring costs of $12M and $27M in 2Q19 and 3Q19, respectively, mainly related to CRD [C] As of October 2, 2019.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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Revenue: NII supported by episodic market-related benefits and active deposit management

NII and NIM[A]
($M)



Total revenue
Servicing fees
Mgmt. fees, Markets and Proc. & Other[8]
NII
2,989
$672
3Q18
$2,873
$613
2Q19
2,903
$644
3Q19
YoY -4%
QoQ +5%

NIM (%)	3Q18	2Q19	3Q19	YoY	QoQ
NIM (%)	1.48%	1.38%	**1.42%**	**-6bps**	**+4bps**

NII ■ Other revenue ■

Average assets & deposits
($B)

	3Q18	2Q19	3Q19
Total assets	$221	$222	**$223**
Loans and leases (ex overdrafts)	18	20	**20**
Total investment securities	86	90	**94**
Total deposits[B]	160	157	**157**
Interest bearing deposits	125	128	**129**
Non-Interest bearing deposits	34	29	**29**

3Q19 performance

NII of $644M

- Down (4)% YoY primarily due to lower long-end rates and MBS premium amortization, as well as mix shift from non-interest bearing to interest bearing deposits
- Up 5% QoQ primarily driven by episodic market-related benefits of ~$20M, higher client repo activity, and active deposit management, partially offset by lower long-end rates

NIM of 1.42%

- Down (6)bps YoY mainly due to lower noninterest-bearing deposits and higher securities premium amortization, partially offset by a decrease in interest-earning assets
- Up 4bps QoQ largely driven by higher NII as a result of episodic market-related benefits and a larger investment portfolio, partially offset by balance sheet growth

Balance sheet priorities

- Momentum in **deposit gathering** initiatives
  - Introduced sweep account minimums in U.S.; Rolling out in Europe
  - Engaging with clients across broad suite of deposit, sweep and repo products
- Continue to target growth in **client lending** and increasing the size of the investment portfolio

[A] NII is presented on a GAAP-basis; NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of our FTE-basis presentation. [B] Line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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Underlying expenses flat QoQ as savings offset technology infrastructure costs and CRD expansion

Non-GAAP ex-notable items[A]

Expenses ex-notable items

($M)



+2%,
+3% ex FX[B]
-0.3%
$2,091
$1,103
$332
$248
$110
$298
3Q18
$2,142
$1,084
$365
$245
$115
$333
2Q19
$2,135
$1,083
$376
$254
$113
$309
3Q19

	3Q18	2Q19	3Q19
GAAP Exp	$2,091	$2,154	**$2,180**
Head-count	39,020	39,483	**39,407**

Comp. & ben. · Info. sys. · Tran. processing · Occupancy · Other[16]

YoY: Underlying expenses up 2%, or down (1)% excluding CRD costs of ~$73M[C]

- **Compensation and benefits** down (2)% YoY primarily driven by savings from resource discipline and process re-engineering, partially offset by CRD costs[17]
- **Information systems and communications** up 13% YoY largely reflecting technology infrastructure investments
- **Occupancy** up 3% YoY largely reflecting expansion of Global Hub footprint in 4Q18 and CRD
- **Other** up 4% YoY primarily reflecting higher CRD intangible asset amortization costs, partially offset by lower professional fees
- Total expenses were positively impacted by FX translation when compared to 3Q18 by $23M[B]

QoQ: Underlying expenses flat[C]

- **Compensation and benefits** flat QoQ as lower high cost location costs offset timing of performance-based incentive compensation
- **Information systems and communications** up 3% QoQ largely reflecting technology infrastructure investments
- **Transaction processing services** up 4% QoQ mainly due to higher business volumes
- **Occupancy** down (2)% QoQ
- **Other** down (7)% QoQ mainly driven by lower professional services
- Headcount, excluding CRD, down (2)% YoY and down QoQ driven by productivity savings

[A] Quarterly underlying expenses, as presented, are calculated as expenses less notable items; in comparison to 3Q18, underlying expense can further exclude CRD-related expenses; this is a non-GAAP presentation; refer to the Appendix for a reconciliation of underlying to GAAP expenses and further explanations of non-GAAP measures.
[B] Total expenses were positively impacted by FX translation when compared to 2Q19 by $13M. [C] All expense line item detail explanations on this page are on an underlying basis including CRD. 3Q19 CRD costs of ~$73M include CRD core expenses of $56M and amortization costs of $17M.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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FY2019 Expense Program of ~$400M, exceeding initial goal; ~$275M savings already realized YTD

Underlying expenses[A,B]
($B)



-1.5%
8.57
8.43
8.01
IT
1.85
+10%
2.03
+9%
2.21
Operations
2.11
+3%
2.18
-8%
2.00
Business segments & other corporate functions
4.05
+8%
4.36
-3%
4.22
2017
2018 C
2019E

2019 actions

Resource discipline of ~$210M[17]

- Reduce senior pyramid by 15%
- Hiring freeze successful; strengthening internal talent growth and enabling mobility

Process re-engineering and automation of ~$190M[17]

- High-cost location workforce reduced by over 2,700 YTD, exceeding original FY2019 target of 1,500
- Realize benefits of Global Hubs; continue to rationalize high cost locations while enhancing client services

Simplifying our operating & IT model

Reassessment of technology cost structure

- Simplify our operating and technology model; reduce applications by 10% in 2019 and reinvigorate IT department
- Reevaluate all technology development projects and rationalize non-core initiatives; reduced technology headcount by ~275

Continue to reinvest in technology infrastructure and resiliency

[A] Underlying expenses are GAAP expenses less notable items and CRD-related expenses; Underlying expenses are non-GAAP measures; refer to the Appendix for a reconciliation of underlying to GAAP expenses and further explanations of non-GAAP measures. [B] Line items may not sum to total due to rounding. [C] Effects of the new revenue recognition standard (ASU 2014-09) increased FY2018 Total expenses by $272M. See "FY2019 Outlook" in the Appendix for additional information on our 2019 Expense Program.

Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Investment portfolio & capital ratios Investment portfolio highlights Quarter-end capital ratios ($B, book value and portfolio metrics as of quarter-end) (%, as of period-end) Capital Ratios18,19 97.5 $93.2 13.0% $90.1 $92.0 $87.4 11.7% 16% 11.6% 11.3% 11.5% 11.5% 11.3% 16% 17% 10.8% Non-HQLA 39% 19% 8.1% 7.4% 7.6% 7.4% 7.2% 6.9% 7.1% 7.2% 7.1% 6.4% 6.6% 6.7% 6.6% 6.0% 6.2% 6.3% HQLA 61% 81% 84% 83% 84% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q174Q18 1Q19 2Q19 3Q19 Tier 1 Leverage SLR Standardized CET1 Portfolio Metrics: HTM % 42% 48% 46% 43% 42% • All key capital ratios support ongoing capital returns Duration 2.7 3.1 2.8 2.6 2.6 – Returned a total of ~$690M to shareholders in 3Q19, including $500M of common share repurchases and ~$190M in common share dividends Refer to the Appendix included with this presentation for endnotes 1 to 20. 12

Summary and outlook

3Q19 Financial performance

- EPS of $1.42, or $1.51 excluding notables[A]
- Flat sequential fee revenue as improved servicing fees, management fees and FX trading were offset by seasonal factors and lower processing fees and other revenue
- NII increased 5% sequentially primarily driven by episodic market-related benefits, higher client repo activity, and active deposit management, partially offset by lower long-end rates
- Underlying expenses flat sequentially as savings offset increased technology infrastructure costs and CRD expansion[A]
  - Expense savings of $275M achieved YTD; Expect $400M for FY2019
- Returned ~$690M to shareholders, consisting of $500M in common share repurchases and ~$190M in common share dividends; on track to repurchase $2.0B of common shares through end of 2Q20[3]

4Q19 Outlook

- Expect fee revenue to be up 1-2% sequentially driven by CRD seasonality
- Expect NII to be down (3)-(5)% sequentially adjusting for 3Q19 episodic market-related benefits, driven by lower long-end rates[B]
- Expect expenses excluding notable items to be approximately flat sequentially[C]

[A] EPS excluding notable items and quarterly underlying expenses are non-GAAP measures; refer to the Appendix for a reconciliation of underlying to GAAP expenses and explanations of non-GAAP measures. [B] NII adjusted for 3Q19 episodic market-related benefits is a non-GAAP presentation. 3Q19 NII included episodic market-related benefits of ~$20M. On a GAAP-basis, projected 4Q19 NII is expected be down (6)-(8)% sequentially off of an episodically high 3Q19. [C] Expenses excluding notable items include CRD and CRD-related expenses.

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Appendix FY2019 Outlook 15 Medium-term financial targets 16 Reconciliation of underlying expenses 17 Endnotes 18 – 19 Forward-looking statements 20 Non-GAAP measures 21 Definitions 22 14

FY2019 Outlook: Increasing productivity savings from 4% to 4.5%, resulting in an underlying expense reduction of 1.5%[A]

Market and operating environment

- Slowing global growth
- Market forward interest rates, with rest of year including 1 Fed Fund rate cut in October 2019 and lower long-end rates relative to the 3Q19 average
- 4Q19 daily average equity market levels flat to September month end spot levels
- Flows and client activity in line with 3Q19YTD performance

Expense Management

($M)



Targeting ~(1.5)% reduction in underlying expenses, as compared to (1)%[A]
~(4.5)% productivity saves
~3% investments
$8,568
~(1.5)%
~(1.0)%
~(2.0)%
~1.0%
~2.0%
CRD Expense
2018 Underlying Expense[A]
Resource Discipline (Headcount Oriented)
Resource Discipline (Non Headcount Oriented)
Process Re-engineering & Automations
Business Investments & Inflationary Costs
Technology Infrastructure
2019 Underlying Expense Target

- Resource discipline expected to reduce expenses by ~$210M, an increase of $50M from original plan of ~$160M
- Process re-engineering & automation expected to reduce expenses by ~$190M
- Technology infrastructure related mainly to upgrades and continued modernization

[A] Underlying expenses are GAAP expenses less notable items, CRD-related expenses; Underlying expenses are non-GAAP measures; refer to the Appendix for a reconciliation of underlying to GAAP expenses and endnote 4 for additional information.

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Medium-term financial targetsA Our strategic priorities will deliver growth, drive innovation and enhance shareholder value Revenue growth 4–5% with CRD Pre-tax margin Further improve by an additional 2%pts EPS growth 10–15% ROE 12–15% Capital return Targeting total payout greater than or equal to 80%B A Financial targets to be met within a three-year time horizon ending 2021. Financial targets do not reflect items outside of the normal course of business. Revenue and EPS growth targets stated on a YoY basis. Pre-tax margin stated relative to 2018. B Payouts calculated over CCAR cycles. CCAR cycles run from mid-year to mid-year. Refer to endnote 20 for additional details. 16

Reconciliation of underlying expenses

Quarterly reconciliation[4]

(Dollars in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total expenses, GAAP basis	2,268	2,170	2,091	2,486	2,293	2,154	2,180
Less: Notable expense items:							
Repositioning charges:							
Compensation and employee benefits		(61)		(198)			
Occupancy		(16)		(25)			
Repositioning charges		(77)		(223)			
Acquisition and restructuring costs				(24)	(9)	(12)	(27)
Legal and related				(42)	(14)		(18)
Business exit				(24)			
Total expenses, excluding notable items	**2,268**	**2,093**	**2,091**	**2,173**	**2,270**	**2,142**	**2,135**
CRD expenses				(39)	(41)	(46)	(56)
State Street expenses related to CRD: intangible asset amortization costs				(18)	(15)	(17)	(17)
Total expenses, excluding notable items and CRD and CRD-related expenses	**2,268**	**2,093**	**2,091**	**2,116**	**2,214**	**2,079**	**2,062**
Seasonal expenses	(148)				(137)		
Total expenses, excluding notable items, CRD and CRD-related expenses and seasonal expense items	**2,120**	**2,093**	**2,091**	**2,116**	**2,077**	**2,079**	**2,062**

Year-end reconciliation[4]

(Dollars in millions)	2017	2018
Total expenses, GAAP basis	8,269	9,015
Less: Notable expense items:		
Repositioning charges:		
Compensation and employee benefits		(259)
Occupancy		(41)
Repositioning charges		(300)
Acquisition and restructuring costs	(266)	(24)
Legal and related		(42)
Business exit		(24)
Total expenses, excluding notable items	**8,003**	**8,625**
CRD expenses		(39)
CRD related expenses: intangible asset amortization costs		(18)
Total expenses, excluding notable items and CRD and CRD-related expenses	**8,003**	**8,568**

Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Endnotes 1. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of September 30, 2019. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins, as the amount of revenue associated with AUC/A can vary materially. The $1 trillion of investment servicing new business mandates announced for 3Q19 was driven by an accounting mandate for an existing large asset manager client. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. FY2019 expense program savings are stated on a gross basis. 3. State Street’s common stock and other stock dividends, including the declaration, timing and amount, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. State Street's $2B common stock repurchase authorization was effective beginning July 1, 2019 and covers the period ending June 30, 2020. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, type of transaction and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance, the amount of common stock issued as part of employee compensation programs and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. 4. During 1Q19, we voluntarily changed our accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 323, Investments - Equity Method and Joint Ventures, for investments in low income housing tax credit from the equity method of accounting to the proportional amortization method of accounting. This change in accounting method has been applied retrospectively to all prior periods. Refer to the Form 8-K filed on March 5, 2019 for further details. 5. The index names listed in the table are service marks of their respective owners. 6. Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity. Source: Investment Company Institute. Investment Company Institute (ICI) data includes funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus. The long term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed Income Asset Classes. 3Q19 represents the three month period from July 2019 through September 2019, the last date for which information is available with September 2019 estimates. 7. Industry data is provided for illustrative purposes only and is not intended to reflect State Street’s or its clients' activity. Source: © Copyright 2019, Broadridge Financial Solutions, Inc. Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore a market total is the sum of all the investment categories excluding the three funds of funds categories (inhouse, ex- house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds. The long term fund flows reported by Broadridge are composed of EMEA Market flows mainly in Equities, Fixed Income, and Multi Asset Classes. 3Q19 represents the rolling three month period from June 2019 through August 2019, the last date for which information is available. 8. Management fees, Markets and Other revenue also includes securities gains/losses. In 3Q18, 2Q19 and 3Q19, securities gains/losses were $(1)M, $0M and $0M, respectively. 9. FX trading services includes Brokerage & other revenue. 10. For 2Q19, CRD standalone revenue of $91M includes $82M in processing fees and other revenue, $4M of fees associated with affiliates, including SSGA, which is eliminated in consolidation for financial reporting purposes, and $5M in FX trading services. For 3Q19, CRD standalone revenue of $85M includes $77M in processing fees and other revenue, $4M of fees associated with affiliates, including SSGA, which is eliminated in consolidation for financial reporting purposes, and $4M in FX trading services. CRD revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. On a consolidated basis, total CRD revenue (inclusive of Processing fees and other revenue and FX trading services) in 2Q19 and 3Q19 were $87M and $81M, respectively. 11. For 3Q19, CRD standalone results include revenue of $85M, operating expenses of $56M and pre-tax income of $29M, which includes $4M of revenue associated with affiliates, including SSGA. On a consolidated basis, CRD contributed $81M, including $77M in Processing fees and other revenue and $4M in FX trading services. CRD annual contract value bookings represent signed annual recurring revenue contract value. CRD annual contract value bookings of $5M includes $0M of bookings with affiliates, including SSGA. 18

Endnotes 12. CRD annual contract value bookings represent signed annual recurring revenue contract value. CRD annual contract value bookings in 2Q19 of $31M includes $25M of bookings with affiliates, including SSGA. CRD annual contract value bookings in 3Q19 of $5M did not include any bookings with affiliates, including SSGA. CRD revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 13. Client engagements defined as specific sales opportunities being actively pursued by STT/CRD sales teams. Institutions include asset owners, asset managers, alternative managers, insurance companies and wealth clients. Institutions may include the subsidiaries of a global institution. 14. Assets are approximate and indicative only and represents assets of institutions held at State Street and other external custodians. Assets exclude assets from asset owners and insurance companies. Available data based on one or more sources including company websites, industry research (including but not limited to MMD and P&I), and State Street data and analysis. These data and analyses are based on research from 2018 and 2019, and inherently include and involve assumptions, estimations and some omissions and therefore, in general, are to be treated as approximate, indicative and for illustrative purposes only. 15. Revenue synergy target of $75-85M in 2021 mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated capabilities into new client segments. Cost synergy target of ~$55-65M in 2021 are net of expenses and cost to achieve, excluding restructuring charges, on a pre-tax basis. All targets as announced on July 20, 2018. 16. Other includes other expenses and amortization of other intangible assets. 17. FY2019 expense program savings are stated on a gross basis. Process re-engineering and automation savings, as presented in this presentation, can include high-cost location workforce reductions, reducing manual/bespoke activities, reducing redundant activities, streamlining operational centers and moves to common platforms/retiring legacy applications. Resource discipline benefits, as presented in this presentation, can include reducing senior management headcount, rigorous performance management, vendor management and optimization of real estate. 18. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized CET1, Tier 1 and Total capital ratios were binding for the period. Refer to the Addendum included with this presentation for a further description of these ratios. September 30, 2019 capital ratios are presented as of quarter-end and are preliminary estimates. 19. Estimated pro-forma fully phased-in capital ratios including SLR as of December 31, 2017 (fully phased-in as of January 1, 2018, as per the phase-in requirements of both the Basel and SLR final rules) reflect capital and total risk-weighted assets calculated under the Basel III final rule and preliminary estimates as calculated under the SLR final rule. 20. Subject to regulatory non-objection, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year. 19

Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager or securities lending agent; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the volatility of servicing fee, management fee, trading fee and securities finance revenues due to, among other factors, the value of equity and fixed-income markets, market interest and foreign exchange rates, the volume of client transaction activity, competitive pressures in the investment servicing and asset management industries, and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level, volatility and uncertainty of interest rates; the expected discontinuation of Interbank Offered Rates (IBORs) including LIBOR; the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses; the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and non-U.S. regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as UCITS V, the Money Market Fund Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital, long-term debt and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by heightened standards and changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning and compliance programs, as well as changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock repurchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including, without limitation, additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s exit from the European Union or actual or potential changes in trade policy, such as tariffs or bilateral and multilateral trade agreements; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputational and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions or penalties imposed by governmental authorities; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology; to replace and consolidate systems, particularly those relying upon older technology, and to adequately incorporate resiliency and business continuity into our systems management; to implement robust management processes into our technology development and maintenance programs; and to control risks related to use of technology, including cyber-crime and inadvertent data disclosures; our ability to address threats to our information technology infrastructure and systems (including those of our third-party service providers), the effectiveness of our and our third party service providers' efforts to manage the resiliency of the systems on which we rely, controls regarding the access to, and integrity of, our and our clients' data, and complexities and costs of protecting the security of such systems and data; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUC/A or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our revenue in the event a client re-balances or changes its investment approach, re-directs assets to lower- or higher-fee asset classes or changes the mix of products or services that it receives from us; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; and the possibility that our clients or regulators will assert claims that our fees, with respect to such investment products, are not appropriate; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes or potential changes to the competitive environment, due to, among other things, regulatory and technological changes, the effects of industry consolidation and perceptions of us as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures including, without limitation, our ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses, including, without limitation, our acquisition of Charles River Development, and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office software solutions with our middle and back office capabilities to develop a front-to-middle-to-back office platform that is competitive, generates revenues in line with our expectations and meets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2018 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 20

Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "underlying expenses", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items and expenses related to our Charles River Development acquisition (completed in October 2018). Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”. 21

Definitions AUC/A Assets under custody and/or administration AUM Assets under management Barclays Agg Barclays Agg represents Barclays Global Aggregate Bond Index Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EM Emerging markets EOP End of period ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of expenses, relative to the successive prior year period, as applicable FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States HTM Held-to-maturity HQLA High quality liquid assets Medium-term targets Financial targets defined as targets to be met by year-end 2021 Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax operating margin Income before income tax expense divided by total revenue %P ts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity Seasonal Expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SSGA State Street Global Advisors T1L Tier 1 leverage ratio Year-over-year (YoY) Current period compared to the same period a year ago Year-to-date (YTD) The cumulative amount of time within a fiscal year up to the end of the quarter indicated (i.e., 3Q19YTD is equivalent to the nine months ended September 30, 2019) 22